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                                                                    EXHIBIT 10.7
                                THIRD AMENDMENT
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                  THIRD AMENDMENT, dated as of November 6, 1995 (the 'Amendment'), to the Amended and Restated Credit Agreement, dated as of April 12, 1995, among NAI Technologies, Inc., a New York corporation (the 'Borrower'), Chemical Bank, a New York banking corporation ('Chemical'), The Bank of New York, a New York banking corporation ('BNY'), and each of the other financial institutions which from time to time becomes party thereto (together with Chemical and BNY, the 'Banks'), BNY, as administrative agent (in such capacity, the 'Administrative Agent'), and Chemical, as collateral agent (in such capacity, the 'Collateral Agent').

                             W I T N E S S E T H :

                  WHEREAS, the Borrower, the Banks, the Administrative Agent and the Collateral Agent are parties to that certain Amended and Restated Credit Agreement, dated as of April 12, 1995 (as amended by that certain First Amendment, dated as of August 14, 1995, and that certain Second Amendment, dated as of October 13, 1995, the 'Credit Agreement');

                  WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used herein as therein defined;

                  WHEREAS, in connection with the Borrower's incurrence of Subordinated Indebtedness, the Borrower has executed a promissory note in favor of Charles Holmes in the principal amount of $1,000,000, which note provides for certain covenants and defaults which differ from those set forth in the Credit Agreement;

                  WHEREAS, by letter dated October 13, 1995, the Borrower has agreed to amend the Credit Agreement as hereinafter provided; and

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  Section 1. Amendments to Article V. Article V of the Credit Agreement is hereby amended by (a) amending Section 5.01(f) to add the words ', registration statements,' after the words 'proxy statements' and (b) adding the following section to the end of such Article:

                           Section 5.18.  Maintenance  of  Properties.  Keep all
                  properties useful in the business of the Borrower in good working order and condition except to the extent that discontinuing the operation or maintenance of any such properties is, in the judgment of the Borrower, desirable in the conduct of its business.



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                  Section 2.  Amendments to Article VI. Article VI of the Credit
Agreement is hereby amended by (a) amending Section 6.07 in its entirety as follows:

                           Section 6.07. Transactions with Affiliates.  Directly
                  or indirectly enter into or permit to exist any transaction or series of related transactions (including, but not limited to, the purchase, sale or exchange of property, the making of any investment, the giving of any guarantee or the rendering of any service) with any Affiliate of the Borrower unless (i) such transaction or series of related transactions is on terms no less favorable to the Borrower or such Subsidiary than those that could be obtained in a comparable arm's length transaction with a Person that is not an Affiliate, and (ii) such transaction or series of related transactions is approved by a majority of the Board of Directors of the Borrower (including a majority of the disinterested directors), which approval is set forth in a board resolution of the Borrower certifying that such transaction or series of transactions complies with the immediately preceding clause (i).

and (b) amending Section 6.08 thereof to delete both clauses (a) and (b) after the words 'except for' and to substitute the words 'Permitted Investments'.

                  Section 3. Amendments to Article VII. Article VII of the Credit Agreement is hereby amended by (a) amending Section 7.01(f)(ii)(y) to substitute '30 days' for '60 days'; (b) amending Section 7.01(j)(ii) to substitute '30 consecutive days' for '45 consecutive days'; (c) moving the word 'or' from the end of Section 7.01(o) to the end of Section 7.01(p); and (d) adding the following subsection to the end of Section 7.01(p):

                           (q) all or any substantial part of the assets or property of the Borrower are condemned, seized or appropriated by any Governmental Authority;

                  Section 4. Representations and Warranties. The representations and warranties set forth in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date. As of the Effective Date (as hereinafter defined), and after giving effect to this Amendment, no Event of Default, or an event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists.

                  Section 5. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the 'Effective Date')

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when the Banks shall have each received  counterparts  of this  Amendment,  duly executed by the Borrower.

                  Section 6. Ratification. Except to the extent hereby amended, the Credit Agreement remains in full force and effect and is hereby ratified and affirmed. References in the Loan Documents to the Credit Agreement shall mean such document as amended by this Amendment, as the same may be further amended, supplemented or otherwise modified from time to time.

                  Section 7. Costs and Expenses. All out-of-pocket expenses incurred by the Banks, including the reasonable fees and disbursements of Zalkin, Rodin & Goodman LLP, counsel to the Banks, incurred in connection with the negotiation and preparation of this Amendment shall be paid by the Borrower as provided in Section 9.05 of the Credit Agreement. The Borrower hereby confirms that the Borrower shall be obligated to reimburse the Banks' reasonable expenses incurred in the retention of a financial advisor to the Banks in connection with the administration of the Loans or the protection or enforcement of the Banks' rights in connection therewith.

                  Section  8.  References.   This  Amendment  shall  be  limited
precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or
(b) to prejudice any right or rights which the Administrative Agent, Collateral Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein.

                  Section 9. Applicable Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

                  Section 10. Headings. Section headings in this Amendment are included herein for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  Section 11. Integration. This Amendment represents the entire agreement of the parties hereto with respect to the amendment of the Credit Agreement, and the terms of any letters and other documentation entered into among the Borrower and any Bank or the Administrative Agent or the Collateral Agent prior to the execution of this Amendment which relate to the amendment of the Credit Agreement shall be replaced by the terms of this Amendment.

                  Section 12. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                         NAI TECHNOLOGIES, INC.

                                         By___________________________
                                           Title:


                                         THE BANK OF NEW YORK
                                         as Administrative Agent and as a Bank

                                         By:___________________________
                                            Vice President

                                         CHEMICAL BANK
                                         as Collateral Agent and as a Bank

                                         By:___________________________
                                            Vice President
Consented to as of this
____ day of November, 1995

NAI TECHNOLOGIES - SYSTEMS DIVISION CORPORATION

By:_______________________
   Title:

WILCOM, INC.

By:_______________________
   Title:

ARATHON, V.I., INC.

By:_______________________
   Title:

CODAR TECHNOLOGY, INC.

By:_______________________
   Title:

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